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                                                                   EXHIBIT 23.2


                     [LETTERHEAD OF PRICE WATERHOUSE LLP]


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-12485) of WavePhore, Inc. of our report dated March 17, 1995 relating to the financial statements of Mainstream Data, Inc., which appears in the Current Report on Form 8-K/A of WavePhore, Inc. dated March 8, 1996.


/s/ Price Waterhouse LLP

Phoenix, Arizona
September 27, 1996